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                            Defined Asset Funds


                    Principled Values Portfolio[SM] o 2


                        A Principled Way to Invest.



                                                          [logo] Merrill Lynch


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Why Socially Responsible Investing?

Investing with principles can be a personally rewarding experience. But you also need investments that can reward you with performance. Socially responsible investing can be practical, as well as fulfilling. Attention to diversity and social values may lead to greater productivity and increased profitability.

Recognizing Diversity

One of our country's greatest assets is the diversity of our people and their combined strengths. This Portfolio highlights companies that have recognized the value of a diverse workforce. Merrill Lynch is proud to offer the Principled Values Portfolio.

At Merrill Lynch, we believe that many investors may be concerned about the principles of the companies in which they invest. That's why we're proud to offer the Defined Asset Funds[SM] Principled Values Portfolio[SM].

Invest with Principles

The Principled Values Portfolio gives you a convenient way to invest in a socially responsible portfolio with an emphasis on diversity. The Portfolio features stocks of companies that have made strides in promoting diversity in the workplace and have also passed a broad range of screens for social responsibility. These companies consider their principles and practices to be an important part of their bottom line.

The Portfolio

The stocks included in the Principled Values Portfolio were chosen through a unique three-part screening process. First, we examined the Domini 400 Social Index[SM](*), an index modeled after the S&P 500 Index(*), that reflects the financial performance of 400 companies which have passed multiple, broad-based social screens. Then, Kinder, Lydenberg, Domini & Co. (KLD), the Consultant for this Portfolio, applied its criteria to these stocks to identify companies that have made efforts toward diversity in the workforce. Finally, Merrill Lynch applied a proprietary selection process to determine investment merit. The result is a one-year Portfolio that seeks capital appreciation.

----------------
(*) "S&P 500" is a registered trademark of the McGraw-Hill Companies, Inc. The "Domini 400 Social Index" is a service mark of its publisher, Kinder, Lydenberg, Domini & Co., Inc.


The Select Strategy

Like other Portfolios in the Defined Asset Funds Select Series, the Principled Values Portfolio employs a "buy and hold" strategy. That means it follows a disciplined investment style of choosing stocks based on rigorous criteria, and then holds them for a set period of time -- in this case, one year. At the end of that period, the selection criteria will be reapplied and you can reinvest in a new Portfolio, if available, or redeem your investment.
Although the Principled Values Portfolio is a one-year investment, we recommend you stay with this Strategy for at least three to five years for more consistent results.

Principled Investing

The chart below compares a leading measure of socially responsible investing -- the Domini 400 Social Index (since its inception in 1990) -- to the S&P 500 Index. This chart shows that socially responsible investing has compared well to the S&P 500, and that practicing socially responsible investing need not require a sacrifice of investment returns. Of course, past performance is no guarantee of future results.

The Domini 400 Social Index vs. The S&P 500 Index

                              Domini 400                S&P 500
                           Total Return(**)          Total Return(**)

      5/1/90-12/31/90          1.46%                      2.37%
      1991                    37.84%                     30.55%
      1992                    12.09%                      7.67%
      1993                     8.52%                      9.99%
      1994                     0.18%                      1.31%
      1995                    38.20%                     37.43%
      1996                    23.70%                     23.07%
      1997                    38.26%                     33.36%
      1/1/98-3/31/98          14.41%                     13.95%
      Average                 21.27%                     19.57%

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(**)The returns above represent price changes plus dividends reinvested.
While the Domini 400 Social Index is one of several screens used in choosing stocks for the Portfolio, these other screens, as well as Portfolio sales charges and expenses, would have materially affected results. Because of these reasons, index performance is no indication of future Portfolio results. The Domini 400 Social Index has not seen a down year since its inception.


About Kinder, Lydenberg, Domini & Co. (KLD)

KLD's founders are prominent authorities on social investing. Established in 1990, KLD has been providing research and analysis to its clients who integrate social criteria into their investment decisions. KLD is also the publisher of the Domini 400 Social Index.

A Quest for Principle and Value

Social investing is the systematic incorporation of ethical values and objectives in the investment decision-making process. Companies chosen for the Principled Values Portfolio had to first undergo a stringent social investment screening applied by KLD. These screens range from simple exclusionary policies, to subtle evaluations of corporate behavior. Once screened by KLD, each remaining company was reviewed by Defined Asset Funds for investment merit.

Part 1: Screening for Principle

Our universe of stocks began with the Domini 400 Social Index. This index represents stocks that have been screened on a broad range of issues, such as the environment, community involvement, product safety and other concerns. Companies in the Domini 400 Social Index derive little or no revenue from the manufacturing of tobacco or alcohol products, gambling activities or military contracting, and have no ownership in nuclear power.

Part II:  A Commitment to Diversity

Next, KLD selected companies that possessed at least one strength in areas such as:

            CEO: The company's chief executive officer is a woman or a member of a minority group.

            Promotion: The company has made notable progress in the promotion of women and minorities.

            Board of Directors: Women, minorities and/or disabled persons have a significant presence on the board of directors.

            Family Concerns: The company has outstanding employee benefits or other programs addressing work and modern family concerns, such as child and elder care, as well as flexible working schedules.

            Women- and Minority-Owned Businesses: The company maintains at least 5% of its subcontracts with women-or minority-owned businesses.

            Employment of the Disabled: The company has implemented innovative hiring programs, or other creative human resource programs for disabled persons.

A stock may be sold if the Portfolio Consultant determines that it no longer meets the above criteria.

Part III: Investment Merit

Stocks that passed the previous screens were then reviewed using the Defined Asset Funds proprietary selection process, which includes criteria such as recent price performance, price to earnings ratio, and dividend yield. From the universe of stocks meeting the criteria, 25 stocks were finally chosen for the Portfolio.

The Principled Values Portfolio 2

Stocks                                   Symbol

FINANCIAL SERVICES/BANKS
Washington Mutual, Inc.                  WAMU
Bankers Trust Corporation                BT
BankBoston Corporation                   BKB
J.P. Morgan & Company, Inc.              JPM

RETAIL-APPAREL
The Limited, Inc.                        LTD
The Gap, Inc.                            GPS
VF Corporation                           VFC
Nordstrom, Inc.                          NOBE

TELECOMMUNICATIONS
Frontier Corporation                     FRO
BellSouth Corporation                    BLS
SBC Communications, Inc.                 SBC

MANUFACTURING
Hasbro, Inc.                             HAS
Maytag Corporation                       MYG
The Stanley Works                        SWK

RESTAURANTS
McDonald's Corporation                   MCD

COSMETICS & TOILETRIES
Avon Products, Inc.                      AVP

NETWORK PRODUCTS
Cisco Systems, Inc.                      CSCO

FOOD RETAIL
Hannaford Brothers Co.                   HRD

FOOD PROCESSING
Quaker Oats Company                      OAT

DRUG DELIVERY SYSTEMS
ALZA Corporation                         AZA

CHEMICAL SPECIALTY
Nalco Chemical Company                   NLC

COMPUTER SOFTWARE
Computer Associates International, Inc.  CA

OIL REFINING & MARKETING
Sun Company, Inc.                        SUN

INSURANCE
St. Paul Companies, Inc.                 SPC
Lincoln National Corporation             LNC

Defining Your Risks

The following are important facts to keep in mind when considering this investment. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for those seeking capital preservation. U.S. equity markets have been at historically high levels and no assurance can be given that these levels will continue.

o The stocks in this Portfolio were selected for social reasons and there can be no assurance that the Portfolio will perform better or worse than stocks selected solely on economic criteria.

o The value of your investment will fluctuate with the prices of the underlying stocks.

Tax Reporting

Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 28%. However, on rollovers to future series (if available), investors will defer recognition of gains and losses on stocks that are contributed in kind to the new series (and may be eligible for a 20% maximum federal tax rate on gains from stocks that are sold).

Defining Your Costs

First-time investors pay an initial sales charge of approximately 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                                     As a % of Public         Amount Per
                                     Offering Price           1,000 Units

Initial Sales Charge                 1.00%                    $10.00
Deferred Sales Charge                1.75%                    $17.50
                                     ===============================
Maximum Sales Charge                 2.75%                    $27.50

Estimated Annual Operating Expenses
(as a % of net assets)               .505%                    $5.00


If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over into a successor Portfolio, if available, the initial charge will be waived. You will only pay the deferred sales charge and operating expenses.

Is This Portfolio Right for You?

If you're saving for a long-term goal, such as a new home, child's education or retirement, the Principled Values Portfolio may be a smart choice. This Portfolio is not appropriate for investors who are seeking capital preservation, high current income or who are unable or unwilling to assume the risks associated with equity investing.

Special Institutional Pricing

The following volume discounts have been developed to encourage socially responsible investing while making the Portfolio especially attractive to institutions, pension plans, foundations and other public or private investment organizations.

INSTITUTIONAL VOLUME DISCOUNTS

Amount                                 Total Sales Charge as a % of
Purchased                                 Public Offering Price

Less than $50,000                                  2.75%
$50,000-$99,999                                    2.25%
$100,000-$499,999                                  1.75%
$500,000-$999,999                                  1.00%
$1,000,000-$4,999,999                              0.75%
$5,000,000 or more                                 0.60%

Invest With Principle Today!

You can invest in the Principal Values Portfolio with as little as $250 for regular or IRA accounts. Your Merrill Lynch Financial Consultant can provide you with a free prospectus, which contains more complete information, including all charges and expenses. Be sure to read it carefully before you invest.

Information contained herein is subject to amendment. A registration statement relating to the next Select Principled Values Portfolio has been filed with the Securities and Exchange Commission, but is not yet effective. These securities may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of those securities in any state in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


DEFINED ASSET FUNDS
Buy with knowledge o Hold With Confidence

Other Selected Series

Select Ten Portfolio (DJIA)
Hong Kong Portfolio (Hang Seng Index)
Japan Portfolio (Nikkei Index)
United Kingdom Portfolio (Financial Times Index)
Select Growth Portfolio
Select S&P Industrial Portfolio
Select S&P Intrinsic Value Portfolio
Select S&P Turnaround Portfolio
The 1998 Domestic Year Ahead Portfolio
The 1998 International Year Ahead Portfolio

The Focus Series

Financial Portfolio 2
Healthcare Portfolio 3

Equity Investor Funds Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund 2
Tele o Global Trust 3
Western Premier Portfolio

Equity Investor Funds Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust

Other Defined Asset Funds

Corporate Income Funds
Government Securities Income Funds
International Bond Funds
Municipal Investment Trusts

[logo] Printed on Recycled Paper                                  11382BR-6/98

[Copyright]1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Member
SIPC.